August 30, 2019

BNY MELLON JAPAN WOMENOMICS FUND

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the second footnote of "Fees and Expenses – Annual Fund Operating Expenses" in the summary prospectus and in the prospectus:

 The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until December 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00%.  On or after December 1, 2020, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation at any time.

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